                                                                    Exhibit 10.1

                        CONSENT OF INDEPENDENT AUDITORS


     We hereby consent to the use in this Registration Statement on Form 20-F of our report dated February 28, 2001 (December 19, 2001, as to paragraph 3 of Note 6 and Note 44), relating to the financial statements and financial statement schedule of Bayer AG which appear in such Registration Statement.


Essen, Germany

January 15, 2002


PwC Deutsche Revision
Aktiengesellschaft
Wirtschaftsprufungsgesellschaft

/s/ ALBRECHT                                   /s/ SCHILLING
P. Albrecht                                    J. Schilling
Wirtschaftsprufer                              Wirtschaftsprufer